Investor Presentation Exhibit 99.1

Safe Harbor
2
This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions.
These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities
Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933.
We refer all of you to the risk factors contained in US Auto Parts Annual Report on
Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange
Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements.

Case for Investment 3 Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Experienced Leadership Team

4
At 9.7% online market penetration, auto parts still lags industry average in the teens.
US Auto Parts is the largest pure-play online retailer of auto parts
1
AASA estimates
2
Estimates by US Auto Parts where amounts are not publicly reported & we estimate the total online
DIY market to be larger than the $3.8B that is reported in the 2014 AAIA Fact Book
3
Excludes AutoAnything which is wholly owned by AutoZone
Do It Yourself (DIY) Market Size
Company 2013 Est. Rev % of total
Marketplaces (in million)
eBay Motors $2,200 47.6%
Amazon $600 13.0%
Sub Total $2,800 60.6%
Wholesale Online
Tire Rack (online) $440 9.5%
Other Tire Companies $190 4.1%
Sub Total $630 13.6%
Pure Play
US Auto Parts $250 5.4%
Rock Auto $180 3.9%
Summit $170 3.7%
Auto Anything
(AutoZone)
$120 2.6%
JEGS $70 1.5%
CarID $60 1.3%
All Other Pure Play $90 1.9%
Sub Total $940 20.3%
Brick & Mortar Retailers
AutoZone (w/o AA) $110 2.4%
Advance $80 1.7%
Pep $30 0.6%
O'Reilly $20 0.4%
NAPA $10 0.2%
Sub Total $250 5.4%
Total 4,620 100.0%
Total DIY Market Size for 2013 of 47.2B
1
$42.6B
90.3%
$4.6B
9.7%

Booz & Co. estimates by 2018 that Online DIY
could reach 17% of the total DIY market

Online Market is Vibrant and Growing
Aftermarket e-Commerce Overview
DIY Online Penetration
8.3
8.4
8.8
8.9 8.9
9.6
9.7
9.8 9.8
9.9
10.0
10.1
10.3
10.6
10.9
11.1
11.3
0
2
4
6
8
10
12
Mean Light Vehicle age
Source: R.L. Polk and BB&TCM
Source: Booz & Co.
The average age of a light vehicle on the road
continues to increase each year since 1997
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
2012 2013 2014 2015 2016 2017 2018

Offline $42.6 $43.5 $44.2 $44.8 $45.3 $45.5
Online 4.6 5.5 6.6 8.0 9.5 11.5
Total $47.2 $49.0 $50.9 $52.8 $54.8 $56.9
% Online 9.8% 11.3% 13.0% 15.1% 17.4% 20.1%
6
Do It Yourself (DIY) Projections
1
1
Projections obtained from AAIA 2014 Digital Automotive Aftermarket Fact Book and March 2014 AASA Digital Disruption: e-tailing in the Automotive Aftermarket Report
DIY Projected Revenue (in Billions)

(some overlap of monthly visitors across websites)

USAP traffic includes traffic from continued sales channels
Competitive sites’ traffic based on Compete September 2014 reports
US Auto Parts Dominant Reach-
Largest Pure Play Internet Retailer
Customer Reach is a Competitive Moat
•
Over 500 man years of hand written unique content
• Long domain history to help indexing in search
• Multiple website management

Broad Auto Parts Product Offering
Body Parts Engine Parts Performance & Accessories
*Represents  USAP online mix
36% 48% 16%
Revenue*
US Auto Parts has one of the largest product offerings with over 1.5 million products across body parts, engine parts, and performance & accessories
Broad Auto Parts Product Offering
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels Window
Regulators
Catalytic
Converters
Radiators
Headers Oxygen
Sensors
Alternators
Exhaust Driveshaft
Fuel Injection /
Delivery
Seat Covers Car Covers Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras
Brake Discs

USAP’s ability to competitively price products while maintaining healthy margins is a function of the
Company’s ability to leverage its robust private label supply chain.
Currently over 40,000 Private Label Products.
Adding 4,000 – 5,000 Private Label SKUs this year
The Company sources product directly from over 200 factories in Asia
9
Margin %
In-Stock
Private Label
(Asia Sourced)
Branded
(U.S. Sourced)
30% - 60%
15% - 30% 5% - 20%
Drop Shipped Current Mix
57%
43%
Current Mix
65% 35%
USAP’s Supply Chain Creates
Pricing Advantage
The breadth of our Private Label products provides a significant competitive moat

Revenue 100%
Gross Margins 25% - 28%
Variable OPEX Costs 15%
Fixed Cost 0%
Incremental Flow 10% - 13%
10
Incremental Flow Thru
Growth and Profitability
We anticipate to have double digit comps in the back half of the year

Our business model has significant cost leverage as revenues grow
1. Excludes stock based compensation, depreciation and amortization
2. For every incremental year required to achieve growth levels, fixed expenses increase $1.0M or 3%
Financial Sensitivity
Base 18% 27% 45% 64% 82%
$275 $325 $350 $400 $450 $500
25.0%
–
28.0% 25.0%
–
28.0% 25.0%
–
28.0% 25.0%
–
28.0% 25.0%
–
28.0% 25.0%
–
28.0%
3.2% 3.2% 3.2% 3.2% 3.2% 3.2%
9.4% 9.4% 9.4% 9.4% 9.4% 9.4%
0.6% 0.6% 0.6% 0.6% 0.6% 0.6%
1.8% 1.8% 1.8% 1.8% 1.8% 1.8%
15.0% 15.0% 15.0% 15.0% 15.0% 15.0%
1.9% 1.6% 1.5% 1.3% 1.2% 1.1%
3.6% 3.2% 2.9% 2.6% 2.3% 2.1%
0.9% 0.9% 0.8% 0.7% 0.6% 0.6%
3.9% 3.6% 3.4% 3.0% 2.6% 2.4%
10.3% 9.3% 8.7% 7.6% 6.7% 6.1%
-0.3%
–
2.7% 0.7%
–
3.7% 1.3%
–
4.3% 2.4%
–
5.4% 3.2%
–
6.2% 3.9%
–
6.9%
($1) – $7 $2 – $12 $5 – $15 $10 – $22 $15 – $28 $20 – $35
Revenue
Gross Margin %
Variable:
Fulfillment
Marketing
Technology
G&A
Total Variable
Fixed:
Fulfillment
Marketing
Technology
G&A
Total Fixed
Adjusted EBITDA %
Adjusted EBITDA $ ($1)

AutoMD – Repair Lead Generation Site
Overview
• Repair lead generation site addresses
the DIFM market
Recent Strategic Investment
• $12.5M pre-money valuation
• Raised $7.0M in capital
• Fed Mogul: $3.0M
• Cox Automotive: $2.0M
• Insiders: $2.0M
• Post-funding valuation of $19.5M
• USAP in control with 64% of the
business
• There are over 1,000 shops on the
program and growing

Case for Investment 13 Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Experienced Leadership Team

Shane Evangelist - Chief Executive Officer
Chief Executive Officer since October 2007 with over 10 years of leading internet businesses
Senior Vice President and General Manager of Blockbuster Online
Vice President of Strategic Planning for Blockbuster Inc.
B.A. degree in Business Administration from the University of New
Mexico and a M.B.A. from Southern Methodist University
Michael Yoshida - Interim Chief Financial Officer
Interim Chief Financial Officer since September 2014
Prior to his appointment as the Company's Principal Accounting Officer and Interim Chief Financial Officer, Mr. Yoshida has served as the
Controller of the Company since 2009.
Vice President Finance and Controller for Hot Topic, Inc.
Senior Director of Finance and Controller for Bristol Farms
Chief Financial Officer, Vice President Finance at Farmers Market
B.S. degree in Accounting from the University of Southern
California and an M.B.A. from the California State University, Los
Angeles and is a Certified Public Accountant.
Aaron E. Coleman - Chief Operating Officer
Chief Operating Officer since September 2010, and was Executive
Vice President of Operations and CIO from April 2008 until September
2010 with over 18 years of e-commerce experience
Senior Vice President – Online Systems at Blockbuster Inc.
Multiple positions with internet and technology companies including
American Airlines, Travelweb (Priceline), Baan
B.A. degree in Business Administration from Gonzaga University
Leadership Team
Charles Fischer - Senior Vice President of Global Procurement
Senior Vice President of Global Sourcing and Procurement since May 2008 with over 30 years of global sourcing experience
Vice President, Supply Chain Management for Keystone Automotive
Industries
Director, Business Development for Modern Engineering
Multiple leadership positions with multiple companies in the automotive aftermarket industry

Over $19M of costs have been reduced over a two year period
Adjusted EBITDA
(Non-GAAP Financial Measure – in thousands)
Thirteen Weeks Ended Twenty-Six Weeks Ended
September 27 September 28 September 27 September 28
2014 2013 2014 2013
Net loss (2,494) $            (1,399) $            (4,473) $            (14,309) $
Interest expense, net 283                    285                    774                    696
Income tax provision 15                      1                        68                      91
Amortization of intangible assets 106                    86                      316                    299
Depreciation and amortization expense 2,213                 2,472                 6,833                 9,736
EBITDA 123                    1,445                 3,518                 (3,487)
Share-based compensation expense 686                    315                    1,691                 1,065
Impairment loss on property and equipment -                     -                     -                     4,832
Impairment loss on intangible assets -                     -                     -                     1,245
Inventory write-down related to Carson closure -                     -                     478                    -
Restructuring costs 410                    -                     1,035                 723
Adjusted EBITDA 1,219 $              1,760 $              6,722 $              4,378 $

Consolidated Statements of Comprehensive Operations
(Unaudited, in Thousands, Except Per Share Data)
(1)
Excludes depreciation and amortization expense which is included in marketing, general and administrative and fulfillment expense.
Thirteen Weeks Ended Twenty-Six Weeks Ended
September 27 September 28 September 27 September 28
2014 2013 2014 2013
Net sales 67,965 $          61,724 $          212,940 $        195,018 $
Cost of sales
(1)
49,551 43,817 153,405 138,360
Gross profit 18,414 17,907 59,535 56,658
Operating expenses:
Marketing 10,278 9,385 31,356 31,762
General and administrative 3,762 4,261 12,532 13,626
Fulfillment 5,256 4,217 15,351 14,589
Technology 1,228 1,204 3,640 4,035
Impairment loss on property and equipment - - - 4,832
Impairment loss on intangible assets - - - 1,245
Amortization of intangible assets 106 86 316 299
Total operating expenses 20,630 19,153 63,195 70,388
Loss from operations (2,216) (1,246) (3,660) (13,730)
Other income (expense):
Other income, net 24 135 39 214
Interest expense (287) (287) (784) (702)
Total other expense, net (263) (152) (745) (488)
Loss before income tax provision (2,479) (1,398) (4,405) (14,218)
Income tax provision 15 1 68 91
Net loss (2,494) (1,399) (4,473) (14,309)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments 23 6 19 31
Net unrealized losses on derivative instruments (48) - (70) -
Unrealized gains on investments - 2 - 4
Total other comprehensive income (loss) (25) 8 (51) 35
Comprehensive loss (2,519) $           (1,391) $           (4,524) $           (14,274) $
Basic and diluted net loss per share (0.08) $              (0.04) $              (0.14) $              (0.40) $
Shares used in computation of basic and
diluted net loss per share 33,532 33,218 33,459 32,493

Consolidated Balance Sheet
(Unaudited, in Thousands, Except Par and Per Share Liquidation value)
September 27 December 28
ASSETS 2014 2013
Current assets:
    Cash and cash equivalents 1,255 $                 818 $
    Short-term investments 39                         47
    Accounts receivable, net of allowances of $295 and $213
       at June 28, 2014 and December 28, 2013, respectively 3,958                    5,029
    Inventory 44,816                  36,986
    Other current assets 3,052                    3,234
       Total current assets 53,120                  46,114
Property and equipment, net 17,321                  19,663
Intangible assets, net 1,822                    1,601
Other non-current assets 1,421                    1,804
       Total assets 73,684 $               69,182 $
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable 21,715 $               19,669 $
    Accrued expenses 6,902                    5,959
    Revolving loan payable 10,869                  6,774
    Current portion of capital leases payable 209                       269
    Other current liabilities 3,982                    3,682
       Total current liabilities 43,677                  36,353
Capital leases payable, net of current portion 9,392                    9,502
Deferred income taxes 321                       335
Other non-current liabilities 1,854                    2,126
       Total liabilities 55,244                  48,316
Stockholders' equity:
    Series A convertible preferred stock, $0.001 par value; $1.45 per share liquidation value or aggregate of $6,017;  4,150 shares authorized; 4,150 shares issued and outstanding
       at September 27, 2014 and December 28, 2013, respectively 4                           4
    Common stock, $0.001 par value; 100,000 shares authorized;
       33,542 shares and 33,352 shares issued and outstanding
       at September 27, 2014 and December 28, 2013, respectively 34                         33
    Additional paid-in capital 170,969                168,693
    Common stock dividend distributable 61                         60
    Accumulated other comprehensive income 395                       446
    Accumulated deficit (153,023)             (148,370)
       Total stockholders' equity 18,440                  20,866
       Total liabilities and equity 73,684 $               69,182 $

Consolidated Sales
1
($ In Millions)
Sales & Adjusted EBITDA
18
Adj. EBITDA Margin
3%
5% 8% 7% 3% 2% 3%
$5.2
$13.5
$19.5
$16.3
$9.4
$6.0
$6.7
2008 2009 2011 2011 2012 2013 Q1.14 -
Q3.14
$153.4
$176.3
$262.3
$327.1
$304.0
$254.8
$212.9
2008 2009 2011 2011 2012 2013 Q1.14 -
Q3.14
Consolidated Adjusted EBITDA
2
($ In Millions)
1.
JC Whitney was acquired in Aug 2010 adding revenue of $39.1M in 2010 and $83.4M in 2011.  Amounts not separately disclosed after 2011.
2. Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization.  Adjusted EBITDA excludes Stock based compensation of $2.9M, $3.3M, $2.7M, $2.6M, $1.7M, $1.3M  and $1.7M in 2008, 2009, 2010, 2011, 2012, 2013, and Q1-14
through Q3-14, respectively and restructuring costs and other one time charges of $23.4M, $0.4M, $5.8M, $12.9M, $27.5M, $6.8M, and $1.5 in 2008, 2009, 2010, 2011, 2012, 2013
and Q1-14, through Q3-14, respectively.